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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 9, 2003
                                                        (January 9, 2003)



                            GLOBALSANTAFE CORPORATION
               (Exact name of registrant as specified in charter)



          Cayman Islands                1-14634               98-0108989
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      file number)         Identification No.)


      15375 Memorial Drive, Houston, Texas                   77079-4101
    (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (281) 925-6000



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Item 7. Financial Statements and Exhibits

(c) Exhibits

          99.1    GlobalSantaFe Fleet Status as of January 9, 2003.


Item 9. Regulation FD Disclosure

During the first half of each calendar month, GlobalSantaFe Corporation publishes a list containing information about the status of each rig in its oil and gas drilling rig fleet. The list includes each rig's rated water depth (in the case of offshore rigs) or drilling depth (in the case of land rigs), design, location, and contract status, including information regarding the dayrate being earned by the rig. This month's list is as of January 9, 2003. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBALSANTAFE CORPORATION



Date: January 9, 2003                       By: /s/ Alexander A. Krezel
                                               ---------------------------------
                                               Alexander A. Krezel
                                               Vice President, Secretary and
                                               Associate General Counsel


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                                Index to Exhibits

Exhibit
Number          Description
-------         -----------
  99.1      GlobalSantaFe Fleet Status as of January 9, 2003.